Exhibit 77Q1(a)

The Amended and Restated By-Laws of Natixis Funds Trust II dated September 23, 2008 are incorporated by reference to exhibit (b)(1) of post-effective amendment
 no. 140 to the Registration Statement filed on Form Type 485BPOS on December
1, 2008 (Accession No. 0001193125-08-245647).